UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2024

EVe Mobility Acquisition Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41167	98-1595236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Kennett Pike, Suite 302
Wilmington, DE	19807
(Address of principal executive offices)	(Zip Code)

(302) 273-0014
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title for each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	EVE.U	NYSE American LLC
Class A ordinary shares, par value $0.0001 per share	EVE	NYSE American LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	EVE WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of June 3, 2024, the Board and the Executive Officers of the Company shall consist of solely the following persons, who shall serve until such person’s successor is elected, qualified, and appointed or until such person’s earlier resignation, removal from office, or death:

Name	Title
Khairul Azmi Bin Ismaon	Chairman, Chief Executive Officer and Director
Dr. Ulf Henning Richter	Chief Financial Officer
Jesvin Kaur	Director
Shabeeb Hamad Sultan AL Darmaki	Independent Director
Brian David Kitney	Independent Director
Nikita Jaiswal	Independent Director

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2024

EVe Mobility Acquisition Corp

By:	/s/ Khairul Azmi Bin Ismaon
Name:	Khairul Azmi Bin Ismaon
Title:	Chief Executive Officer

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